UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2010 (December 10, 2010)

SINOBIOMED INC.
(Exact name of registrant as specified in its charter)

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Commission File Number 333-128399

Delaware	20-1945139
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

Room 4304, 43/F China Resources Building
26 Harbour Road, Wan Chai
Hong Kong HKSAR
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 011-852-2511-0238

N/A
(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 10, 2010, Sinobiomed Inc. (the “Company”) consummated an asset purchase agreement (the “Asset Purchase Agreement”), dated December 10, 2010, between the Company and Keychain, Ltd., a Hong Kong limited company (“Keychain”), pursuant to which the Company agreed to purchase certain assets of Keychain for an aggregate purchase price of $225,000, payable in 4,500,000 shares of the Company’s common stock, par value 0.001 per share.

The foregoing description of the terms of the Asset Purchase Agreement is qualified by reference to the Asset Purchase Agreement which is attached as Exhibit 10.1 hereto. A copy of the Company’s press release regarding the transaction, which the Company is furnishing to the Securities and Exchange Commission, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

The information pertaining to the Company’s shares of common stock in Item 1.01 is incorporated herein by reference in its entirety. The shares of the Company's common stock that are issuable to Keychain will not have been registered under the Securities Act of 1933, as amended (the "Securities Act") and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company intends to issue the shares in reliance on the exemption from registration provided by Regulation S of the Securities Act. The Company's reliance upon Regulation S was based upon the following factors: (a) Keychain is not a U.S. person and is not acquiring the shares for the account or benefit of any U.S. person, (b) Keychain agreed not to offer or sell the shares (including any prearrangement for a purchase by a U.S. person or other person in the United States) directly or indirectly, in the United States or to any natural person who is a resident of the United States or to any other U.S. person as defined in Regulation S unless registered under the Securities Act and all applicable state laws or an exemption from the registration requirements of the Securities Act and similar state laws is available and (c) at the time of the origination of contact concerning the Asset Purchase Agreement and at the date of the execution and delivery of this Agreement, Keychain was outside of the United States.

(d) Exhibits

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated December 10, 2010, between Sinobiomed, Inc. and Keychain, Ltd.
99.1	Press Release, dated December 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SINOBIOMED INC.

By: /s/ George Yu
Name:George Yu
Title: Chief Executive Officer

Date: December 15, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated December 10, 2010, between Sinobiomed, Inc. and Keychain, Ltd.
99.1	Press Release, dated December 15, 2010